Exhibit 99.1
Tallgrass Energy Reports Strong First Quarter 2017 Results
LEAWOOD, Kan.--(BUSINESS WIRE)--May 3, 2017--Tallgrass Energy Partners, LP (NYSE: TEP) ("TEP") and Tallgrass Energy GP, LP (NYSE: TEGP) ("TEGP"), collectively referred to as Tallgrass Energy, today reported financial and operating results for the first quarter of 2017.
“Tallgrass Energy delivered another outstanding quarter supported by growth in distributions from Rockies Express, growth in our Processing and Logistics Segment, contributions from our recent Terminals and NatGas Operator acquisition and continued performance in our Crude Oil and Logistics segment," said Tallgrass Energy President and CEO David G. Dehaemers Jr. "We remain well-positioned to deliver record distributable cash flow and distribution coverage metrics at TEP for 2017."
First Quarter Distributions
Tallgrass Energy Partners, LP
As previously announced, the board of directors of TEP's general partner declared a quarterly cash distribution of $0.835 per common unit for the first quarter of 2017. This quarterly distribution represents $3.34 on an annualized basis, a sequential increase of 2.5 percent from the fourth quarter 2016 distribution and an increase of 18.4 percent from the first quarter 2016 distribution. The quarterly distribution will be paid on Monday, May 15, 2017, to unitholders of record as of the close of business on Friday, April 28, 2017.
In addition, as previously announced in conjunction with the recent acquisition of an approximate 25 percent interest in Rockies Express Pipeline LLC, management intends to recommend to the board of directors of TEP’s general partner that TEP increase its quarterly distributions for the second and third quarters of 2017 by an aggregate of at least $0.10 per unit, or $0.40 per unit on an annualized basis. These distributions would be paid in mid-August and mid-November of 2017, respectively.
Tallgrass Energy GP, LP
Also, as previously announced, the board of directors of TEGP's general partner declared a quarterly cash distribution of $0.2875 per Class A share for the first quarter of 2017. This quarterly distribution represents $1.15 per Class A share on an annualized basis, a sequential increase of 3.6 percent from the fourth quarter 2016 distribution and an increase of 36.9 percent from the first quarter 2016 distribution. The quarterly distribution will be paid on Monday, May 15, 2017, to Class A shareholders of record as of the close of business on Friday, April 28, 2017.

Tallgrass Energy Partners, LP Summary Financial Information(1)

Three Months Ended March 31,
(in thousands, except coverage and per unit data)	2017	2016	As Reported in 2016

Net income attributable to partners	$70,905	$47,755	$44,070
Add:
Interest expense(2)	14,689	7,499	7,499
Depreciation and amortization expense(2)	21,867	22,482	21,967
Distributions from unconsolidated investment	30,819	634	—
Non-cash (gain) loss related to derivative instruments(2)	(2,441)	8,990	8,990
Non-cash compensation expense (3)	1,458	1,166	1,166
Less:
Equity in earnings of unconsolidated investment	(20,738)	(709)	—
Gain on disposal of assets	(1,448)	—	—
Adjusted EBITDA	$115,111	$87,817	$83,692
Add:
Deficiency payments received, net	16,071	7,157
Less:
Cash interest cost	(13,567)	(6,821)
Maintenance capital expenditures, net	(63)	(2,168)
Distributable Cash Flow	117,552	81,860
Less:
Distributions	(91,366)	(68,884)
Amounts in excess of distributions(4)	$26,186	$12,976
Distribution coverage	1.29	x	1.19	x

Common units outstanding(5)	72,438	68,423
Distribution per common unit	$0.8350	$0.7050

(1)
The financial results for all periods presented in the table include the applicable results of operations of Tallgrass Terminals, LLC and Tallgrass NatGas Operator, LLC, which were acquired by TEP effective January 1, 2017, except for the period under the column "As Reported in 2016."

(2)	Net of noncontrolling interest.
(3) Represents TEP's portion of non-cash compensation expense related to Equity Participation Units, excluding amounts allocated to Tallgrass Development, LP.
(4) Cumulative distribution coverage from TEP's IPO in May 2013 through March 31, 2017, is $158.6 million and the cumulative distribution coverage ratio is 1.22x.

(5)	Common units represent the number of units as of the date of record for the first quarter distributions in both 2017 and 2016.
Acquisition of Additional Interest in REX
Effective March 31, 2017, TEP acquired an additional 24.99 percent membership interest in Rockies Express Pipeline LLC (“REX”) from Tallgrass Development, LP for cash consideration of $400 million. The acquisition increases TEP’s ownership interest in REX to 49.99 percent.
Ultra Update
On April 12, 2017, Ultra Resources, Inc. ("Ultra") announced that it had completed its restructuring and emerged from bankruptcy. The reorganization plan contemplates payment of REX’s $150 million claim within three months after Ultra emerges from bankruptcy. Based on the timing of Ultra's emergence, REX expects to receive its cash payment no later than July 12, 2017. TEP will receive its approximate 50 percent share of an expected distribution of approximately $150 million from REX resulting from Ultra's settlement payment.

Conference Call
Please join Tallgrass Energy for a conference call and webcast to discuss first quarter 2017 results at 3:30 p.m. Central Time on Wednesday, May 3, 2017. Interested parties may listen via a link posted on the Investor Relations section of our website and the replay will be available on our website for at least seven days following the live call.
Tallgrass Energy Partners, LP Alternative Reconciliations
Adjusted EBITDA and Distributable Cash Flow, as defined in "Non-GAAP Measures" below, may be impacted by the timing of cash payments received as a result of shipper deficiency payments received or utilized during the period or incremental barrels shipped during the period. As such, we have also provided alternative reconciliations of Adjusted EBITDA and Distributable Cash Flow that illustrate the impact of these items. These alternative reconciliations are also non-GAAP Measures. Management believes this information provides investors useful information regarding the impact of these items on our current results as well as the potential impact on future results.
Alternative Reconciliation of Adjusted EBITDA

Three Months Ended March 31,
(in thousands)	2017

Adjusted EBITDA	$115,111
Add:
Deficiency payments received, net(1)	16,071
Alternative Adjusted EBITDA(2)	$131,182

(1) Cumulative net deficiency balance at March 31, 2017, is $77.0 million.

(2)
Alternative Adjusted EBITDA shows what TEP's Adjusted EBITDA would have been for the period presented if TEP included net deficiency payments from shippers' firm, take-or-pay contracts in calculating Adjusted EBITDA.  TEP's reported distributable cash flow and distribution coverage would remain unchanged.

Alternative Reconciliation of Distributable Cash Flow and Distribution Coverage

	Three Months Ended March 31,
(in thousands, except coverage)	2017

Distributable Cash Flow	$117,552
Less:
Cash flow from incremental barrels shipped(1)	(2,830)
Alternative Distributable Cash Flow(2)	114,722
Less:
Distributions	(91,366)
Amounts in excess of distributions	$23,356
Alternative distribution coverage(2)	1.26	x

(1) Cumulative shipper incremental balance at March 31, 2017, is $25.9 million.

(2)
Alternative distributable cash flow and alternative distribution coverage shown excludes the impact of cash flows from incremental barrels shipped on the Pony Express system, as incremental barrels shipped during current periods may reduce the shippers' firm commitment in future periods under their firm, take-or-pay contracts, thereby potentially reducing cash flows in those corresponding future periods. Under this alternative calculation, the cash flows received from incremental barrel shipments would be shown in the future periods in which the incremental barrels are utilized to reduce the shippers' firm commitment.

Tallgrass Energy Partners, LP Segment Overview(1)(2)
The first quarter 2017 comparative results by segment are summarized below:

	Three Months Ended March 31,
	2017	2016	As Reported in 2016
	(in thousands)
Crude Oil Transportation & Logistics
Operating income	$44,715	$53,961	$52,666
Add:
Depreciation and amortization expense(3)	13,879	13,433	12,918
Distributions from unconsolidated investment	694	634	—
Less:
Adjusted EBITDA attributable to noncontrolling interests	(871)	(1,043)	(1,043)
Non-cash gain related to derivative instruments(3)	(650)	—	—
Segment Adjusted EBITDA	$57,767	$66,985	$64,541

	Three Months Ended March 31,
	2017	2016	As Reported in 2016
	(in thousands)
Natural Gas Transportation & Logistics
Operating income	$18,168	$12,345	$10,664
Add:
Depreciation and amortization expense	4,783	5,878	5,878
Distributions from unconsolidated investment	30,125	—	—
Non-cash (gain) loss related to derivative instruments	(116)	44	44
Other income, net	70	566	566
Segment Adjusted EBITDA	$53,030	$18,833	$17,152

	Three Months Ended March 31,
	2017	2016
	(in thousands)
Processing & Logistics
Operating income	$4,116	$178
Add:
Depreciation and amortization expense(3)	3,205	3,171
Non-cash gain related to derivative instruments	210	—
Less:
Gain on disposal of assets	(1,448)	—
Adjusted EBITDA attributable to noncontrolling interests	(8)	2
Segment Adjusted EBITDA	$6,075	$3,351

(1) The financial results for the Crude Oil Transportation and Logistics and Natural Gas Transportation & Logistics segments for the three months ended March 31, 2016, have been recast to reflect the results of operations of Terminals and NatGas, respectively, which TEP acquired effective January 1, 2017. The financial results for the Crude Oil Transportation and Logistics and Natural Gas Transportation & Logistics segments for the three months ended March 31, 2016, under the column "As Reported in 2016," does not include Terminals and NatGas's results of operations.
(2) Segment reporting does not include corporate general and administrative costs or intersegment eliminations.
(3) Net of noncontrolling interest.

TEP acquired a 25 percent interest in REX effective May 6, 2016, and an additional 24.99 percent interest in REX effective March 31, 2017. TEP's consolidated Adjusted EBITDA, as shown above, includes TEP's membership interest in REX. The table below is a reconciliation of REX's Adjusted EBITDA and Distributable Cash Flow for the three months ended March 31, 2017 and 2016, presented to provide additional information on REX's financial results. Results for the three months ended March 31, 2016 are presented for comparative purposes only, as TEP did not own a membership interest in REX during that period.

	Three Months Ended March 31,
	2017	2016
	(in thousands)
Net income	$66,250	$79,935
Add:
Interest expense	41,826	40,545
Depreciation and amortization expense	54,191	50,336
Adjusted EBITDA	162,267	170,816
Less:
Cash interest cost	(40,992)	(39,711)
Maintenance capital expenditures	(3,581)	(1,996)
Distributable Cash Flow	$117,694	$129,109

Distributions to Members	$(120,501)	$(125,421)
Contributions from Members	$26,771	$74,859

Tallgrass Energy GP, LP Summary Financial Information
Information on distributions to Tallgrass Equity, LLC ("Tallgrass Equity"), TEGP and TEGP's Class A shareholders is shown below (in thousands, except coverage and per share data):

	Three Months Ended March 31,
	2017		2016

TEP distributions to Tallgrass Equity(1)
General partner interest	$1,040		$830
Incentive Distribution Rights	29,840		19,816
TEP common units owned by Tallgrass Equity	16,700		14,100
Total TEP distributions to Tallgrass Equity	47,580		34,746
Less:
Cash interest expense attributable to Tallgrass Equity	(1,209)		(1,090)
Cash general and administrative expenses attributable to Tallgrass Equity	(500)		(500)
Cash available for distribution by Tallgrass Equity	45,871		33,156
Distributions to Class A (TEGP)	16,697		10,022
Distributions to Class B (Exchange Right Holders)	28,507		22,996
Total cash distributions by Tallgrass Equity	$45,204		$33,018
TEGP
Distributions from Tallgrass Equity	$16,697		$10,022
Less:
Distributions to Class A shareholders	(16,697)		(10,022)
Amounts in excess of distributions	$—		$—
Distribution coverage	1.00	x	1.00	x

Class A shares outstanding	58,075		47,725
Distribution per Class A share	$0.2875		$0.2100

(1)	Represents distributions expected to be received by Tallgrass Equity from TEP on or about May 15, 2017, in connection with TEP's distribution for the quarter ended March 31, 2017.
TEP's Non-GAAP Measures
Adjusted EBITDA and Distributable Cash Flow are non-GAAP supplemental financial measures that TEP management and external users of our consolidated financial statements and financial statements of our subsidiaries and unconsolidated investments, such as industry analysts, investors, lenders and rating agencies, may use to assess:

•
our operating performance as compared to other publicly traded partnerships in the midstream energy industry, without regard to historical cost basis or, in the case of Adjusted EBITDA, financing methods;

•	the ability of our assets to generate sufficient cash flow to make distributions to our unitholders;

•	our ability to incur and service debt and fund capital expenditures; and

•	the viability of acquisitions and other capital expenditure projects and the returns on investment of various expansion and growth opportunities.

We believe that the presentation of Adjusted EBITDA and Distributable Cash Flow provides useful information to investors in assessing our financial condition and results of operations. Adjusted EBITDA and Distributable Cash Flow should not be considered alternatives to net income, operating income, net cash provided by operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP, nor should Adjusted EBITDA and Distributable Cash Flow be considered alternatives to available cash, operating surplus, distributions of available cash from operating surplus or other definitions in our partnership agreement. Adjusted EBITDA and Distributable Cash Flow have important limitations as analytical tools because they exclude some but not all items that affect net income and net cash provided by operating activities. Additionally, because Adjusted EBITDA and Distributable Cash Flow may be defined differently by other companies in our industry, our definition of Adjusted EBITDA and Distributable Cash Flow may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.
We generally define Adjusted EBITDA as net income excluding the impact of interest, income taxes, depreciation and amortization, non-cash income or loss related to derivative instruments, non-cash long-term compensation expense, impairment losses, gains or losses on asset or business disposals or acquisitions, gains or losses on the repurchase, redemption or early retirement of debt, and earnings from unconsolidated investments, but including the impact of distributions from unconsolidated investments. We also use Distributable Cash Flow, which we generally define as Adjusted EBITDA, plus deficiency payments received from or utilized by our customers and preferred distributions received from Pony Express in excess of its distributable cash flow attributable to our net interest, less cash interest expense, maintenance capital expenditures, distributions to noncontrolling interests in excess of earnings allocated to noncontrolling interests, and certain cash reserves permitted by our partnership agreement. For a reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures, please see "Summary Financial Information" above.
Cautionary Note Concerning Forward-Looking Statements
Disclosures in this press release contain “forward-looking statements.” All statements, other than statements of historical facts, included in this press release that address activities, events or developments that management expects, believes or anticipates will or may occur in the future are forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this press release specifically include TEP's ability to achieve record distributable cash flow and distribution coverage in 2017, whether there will be any and, if so, the amount of, TEP's quarterly distribution increases during the second and third quarters of 2017 and the amount of any distribution from REX resulting from Ultra's expected settlement payment. Forward looking statements may also include the expectations of plans, strategies, objectives and growth and anticipated financial and operational performance of TEP, TEGP and their subsidiaries, including: the ability to pursue expansions and other opportunities for incremental volumes; natural gas and crude oil production growth in TEP's operating areas; expected future benefits of acquisitions or expansion projects; timing of anticipated spending on planned expenses and maintenance capital projects; and distribution rate and growth, including variability of quarterly distribution coverage. These statements are based on certain assumptions made by TEP and TEGP based on management’s experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of TEP and TEGP, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to TEP and TEGP’s financial performance and results, availability of sufficient cash flow to pay distributions and execute their business plans, the demand for natural gas storage, processing and transportation services and for crude oil transportation services, operating hazards, the effects of government regulation, tax position and other risks incidental to transporting, storing and processing natural gas or transporting crude oil and other important factors that could cause actual results to differ materially from those projected, including those set forth in reports filed by TEP and TEGP with the Securities and Exchange Commission. Any forward-looking statement applies only as of the date on which such statement is made and TEP and TEGP do not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Tallgrass Energy Partners, LP Financial Statements
TALLGRASS ENERGY PARTNERS, LP
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	March 31, 2017	December 31, 2016
	(in thousands)
ASSETS
Current Assets:
Cash and cash equivalents	$1,198	$1,873
Accounts receivable, net	57,274	59,536
Gas imbalances	636	1,597
Inventories	15,647	13,093
Derivative assets at fair value	304	10,967
Prepayments and other current assets	6,785	7,628
Total Current Assets	81,844	94,694
Property, plant and equipment, net	2,085,670	2,079,232
Goodwill	343,288	343,288
Intangible asset, net	92,764	93,522
Unconsolidated investments	935,918	475,625
Deferred financing costs, net	3,930	4,815
Deferred charges and other assets	9,242	11,037
Total Assets	$3,552,656	$3,102,213
LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable	$22,050	$24,122
Accounts payable to related parties	6,175	5,935
Gas imbalances	1,473	1,239
Derivative liabilities at fair value	—	556
Accrued taxes	21,857	16,996
Accrued liabilities	6,783	16,702
Deferred revenue	77,067	60,757
Other current liabilities	6,001	6,446
Total Current Liabilities	141,406	132,753
Long-term debt, net	1,960,232	1,407,981
Other long-term liabilities and deferred credits	7,125	7,063
Total Long-term Liabilities	1,967,357	1,415,044
Commitments and Contingencies
Equity:
Predecessor Equity	—	82,295
Limited partners (72,184,472 and 72,485,954 common units issued and outstanding at March 31, 2017 and December 31, 2016, respectively)	2,045,163	2,070,495
General partner (834,391 units issued and outstanding at March 31, 2017 and December 31, 2016)	(635,406)	(632,339)
Total Partners' Equity	1,409,757	1,520,451
Noncontrolling interests	34,136	33,965
Total Equity	1,443,893	1,554,416
Total Liabilities and Equity	$3,552,656	$3,102,213

TALLGRASS ENERGY PARTNERS, LP
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

	Three Months Ended March 31,
	2017	2016
	(in thousands, except per unit amounts)
Revenues:
Crude oil transportation services	$84,331	$94,572
Natural gas transportation services	31,685	29,280
Sales of natural gas, NGLs, and crude oil	15,381	13,926
Processing and other revenues	13,003	9,390
Total Revenues	144,400	147,168
Operating Costs and Expenses:
Cost of sales (exclusive of depreciation and amortization shown below)	12,370	13,568
Cost of transportation services (exclusive of depreciation and amortization shown below)	13,503	13,529
Operations and maintenance	12,903	12,958
Depreciation and amortization	21,403	22,007
General and administrative	13,663	13,490
Taxes, other than income taxes	8,226	7,650
Gain on disposal of assets	(1,448)	—
Total Operating Costs and Expenses	80,620	83,202
Operating Income	63,780	63,966
Other Income (Expense):
Interest expense, net	(14,689)	(7,499)
Unrealized gain (loss) on derivative instrument	1,885	(8,946)
Equity in earnings of unconsolidated investments	20,738	709
Other income, net	70	566
Total Other Income (Expense)	8,004	(15,170)
Net income	71,784	48,796
Net income attributable to noncontrolling interests	(879)	(1,041)
Net income attributable to partners	$70,905	$47,755
Allocation of income to the limited partners:
Net income attributable to partners	$70,905	$47,755
Predecessor operations interest in net income	—	(3,685)
General partner interest in net income	(30,583)	(20,353)
Common unitholders' interest in net income	40,322	23,717
Basic net income per common unit	$0.56	$0.35
Diluted net income per common unit	$0.55	$0.35
Basic average number of common units outstanding	72,544	66,967
Diluted average number of common units outstanding	73,580	67,807

TALLGRASS ENERGY PARTNERS, LP
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Three Months Ended March 31,
	2017	2016
	(in thousands)
Cash Flows from Operating Activities:
Net income	$71,784	$48,796
Adjustments to reconcile net income to net cash flows provided by operating activities:
Depreciation and amortization	23,575	23,385
Equity in earnings of unconsolidated investments	(20,738)	(709)
Distributions from unconsolidated investments	20,740	634
Noncash change in the fair value of derivative financial instruments	(2,454)	8,990
Changes in components of working capital:
Accounts receivable and other	2,450	6,072
Accounts payable and accrued liabilities	(5,691)	(2,175)
Deferred revenue	16,202	7,204
Other current assets and liabilities	(819)	10
Other operating, net	(808)	968
Net Cash Provided by Operating Activities	104,241	93,175
Cash Flows from Investing Activities:
Acquisition of Rockies Express membership interest	(400,000)	—
Acquisition of Terminals and NatGas	(140,000)	—
Capital expenditures	(26,769)	(21,207)
Distributions from unconsolidated investments in excess of cumulative earnings	10,079	—
Contributions to unconsolidated investments	(6,693)	(63)
Acquisition of Pony Express membership interest	—	(49,118)
Other investing, net	1,341	25
Net Cash Used in Investing Activities	(562,042)	(70,363)
Cash Flows from Financing Activities:
Borrowings under revolving credit facility, net	552,000	447,000
Proceeds from public offering, net of offering costs	99,373	12,636
Distributions to unitholders	(88,159)	(59,040)
Partial exercise of call option	(72,381)	—
Repurchase of common units from TD	(35,335)	—
Acquisition of Pony Express membership interest	—	(425,882)
Other financing, net	1,628	3,748
Net Cash Provided by (Used in) Financing Activities	457,126	(21,538)
Net Change in Cash and Cash Equivalents	(675)	1,274
Cash and Cash Equivalents, beginning of period	1,873	1,611
Cash and Cash Equivalents, end of period	$1,198	$2,885

Tallgrass Energy GP, LP Financial Statements
TALLGRASS ENERGY GP, LP
CONDENSED CONSOLIDATING BALANCE SHEETS
(UNAUDITED)

	March 31, 2017			December 31, 2016
	TEP	Consolidating Adjustments (1)	TEGP	TEP	Consolidating Adjustments (1)	TEGP
	(in thousands)			(in thousands)
ASSETS
Current Assets:
Cash and cash equivalents	$1,198	$855	$2,053	$1,873	$586	$2,459
Accounts receivable, net	57,274	—	57,274	59,536	—	59,536
Gas imbalances	636	—	636	1,597	—	1,597
Inventories	15,647	—	15,647	13,093	—	13,093
Derivative assets at fair value	304	—	304	10,967	—	10,967
Prepayments and other current assets	6,785	—	6,785	7,628	—	7,628
Total Current Assets	81,844	855	82,699	94,694	586	95,280
Property, plant and equipment, net	2,085,670	—	2,085,670	2,079,232	—	2,079,232
Goodwill	343,288	—	343,288	343,288	—	343,288
Intangible asset, net	92,764	—	92,764	93,522	—	93,522
Unconsolidated investments	935,918	—	935,918	475,625	—	475,625
Deferred tax asset	—	518,790	518,790	—	521,454	521,454
Deferred financing costs, net	3,930	1,109	5,039	4,815	1,227	6,042
Deferred charges and other assets	9,242	—	9,242	11,037	—	11,037
Total Assets	$3,552,656	$520,754	$4,073,410	$3,102,213	$523,267	$3,625,480
LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable	$22,050	$—	$22,050	$24,122	$327	$24,449
Accounts payable to related parties	6,175	(108)	6,067	5,935	(111)	5,824
Gas imbalances	1,473	—	1,473	1,239	—	1,239
Derivative liabilities at fair value	—	—	—	556	—	556
Accrued taxes	21,857	—	21,857	16,996	—	16,996
Accrued liabilities	6,783	13	6,796	16,702	53	16,755
Deferred revenue	77,067	—	77,067	60,757	—	60,757
Other current liabilities	6,001	—	6,001	6,446	—	6,446
Total Current Liabilities	141,406	(95)	141,311	132,753	269	133,022
Long-term debt, net	1,960,232	148,000	2,108,232	1,407,981	148,000	1,555,981
Other long-term liabilities and deferred credits	7,125	—	7,125	7,063	—	7,063
Total Long-term Liabilities	1,967,357	148,000	2,115,357	1,415,044	148,000	1,563,044
Equity:
Total Partners' Equity	1,409,757	(1,165,147)	244,610	1,520,451	(1,187,189)	333,262
Noncontrolling interests	34,136	1,537,996	1,572,132	33,965	1,562,187	1,596,152
Total Equity	1,443,893	372,849	1,816,742	1,554,416	374,998	1,929,414
Total Liabilities and Equity	$3,552,656	$520,754	$4,073,410	$3,102,213	$523,267	$3,625,480

(1)	Represents the aggregate consolidating adjustments necessary to produce consolidated financial statements for TEGP.

TALLGRASS ENERGY GP, LP
CONDENSED CONSOLIDATING STATEMENTS OF INCOME
(UNAUDITED)

	Three Months Ended March 31, 2017			Three Months Ended March 31, 2016
	TEP	Consolidating Adjustments (1)	TEGP	TEP	Consolidating Adjustments (1)	TEGP
	(in thousands)			(in thousands)
Revenues:
Crude oil transportation services	$84,331	$—	$84,331	$94,572	$—	$94,572
Natural gas transportation services	31,685	—	31,685	29,280	—	29,280
Sales of natural gas, NGLs, and crude oil	15,381	—	15,381	13,926	—	13,926
Processing and other revenues	13,003	—	13,003	9,390	—	9,390
Total Revenues	144,400	—	144,400	147,168	—	147,168
Operating Costs and Expenses:
Cost of sales (exclusive of depreciation and amortization shown below)	12,370	—	12,370	13,568	—	13,568
Cost of transportation services (exclusive of depreciation and amortization shown below)	13,503	—	13,503	13,529	—	13,529
Operations and maintenance	12,903	—	12,903	12,958	—	12,958
Depreciation and amortization	21,403	—	21,403	22,007	—	22,007
General and administrative	13,663	554	14,217	13,490	521	14,011
Taxes, other than income taxes	8,226	—	8,226	7,650	—	7,650
Gain on disposal of assets	(1,448)	—	(1,448)	—	—	—
Total Operating Costs and Expenses	80,620	554	81,174	83,202	521	83,723
Operating Income	63,780	(554)	63,226	63,966	(521)	63,445
Other Income (Expense):
Interest expense, net	(14,689)	(1,328)	(16,017)	(7,499)	(1,178)	(8,677)
Unrealized gain (loss) on derivative instrument	1,885	—	1,885	(8,946)	—	(8,946)
Equity in earnings of unconsolidated investments	20,738	—	20,738	709	—	709
Other income, net	70	—	70	566	—	566
Total Other Income (Expense)	8,004	(1,328)	6,676	(15,170)	(1,178)	(16,348)
Net income before tax	71,784	(1,882)	69,902	48,796	(1,699)	47,097
Deferred income tax expense	—	(2,664)	(2,664)	—	(2,791)	(2,791)
Net income	71,784	(4,546)	67,238	48,796	(4,490)	44,306
Net income attributable to noncontrolling interests	(879)	(54,330)	(55,209)	(1,041)	(31,991)	(33,032)
Net income attributable to TEGP	$70,905	$(58,876)	$12,029	$47,755	$(36,481)	$11,274

Allocation of income:
Net income attributable to TEGP	$12,029	$11,274
Predecessor operations interest in net income	—	(3,685)
Net income attributable to TEGP, excluding predecessor operations interest	12,029	7,589
Basic net income per Class A share	$0.21	$0.16
Diluted net income per Class A share	$0.21	$0.16
Basic average number of Class A shares outstanding	58,075	47,725
Diluted average number of Class A shares outstanding	58,165	47,725

(1)	Represents the aggregate consolidating adjustments necessary to produce consolidated financial statements for TEGP.

About Tallgrass Energy
Tallgrass Energy is a family of companies that includes publicly traded partnerships Tallgrass Energy Partners, LP (NYSE: TEP) and Tallgrass Energy GP, LP (NYSE: TEGP), and privately held Tallgrass Development, LP. Operating across 10 states, Tallgrass is a growth-oriented midstream energy operator with transportation, storage, terminal and processing assets that serve some of the nation’s most prolific crude oil and natural gas basins.
To learn more, please visit our website at www.tallgrassenergy.com.
CONTACT:
Investor and Financial Inquiries
Nate Lien
(913) 928-6012
investor.relations@tallgrassenergylp.com

Media and Trade Inquiries
Phyllis Hammond
(913) 928-6014
media.relations@tallgrassenergylp.com